UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 5, 2012

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 5, 2012, Constellation Brands, Inc. (“Constellation Brands”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the second fiscal quarter ended August 31, 2012.  A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts.  In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable,” “organic” or “constant currency” measures.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, Constellation Brands has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, organic net sales measures and constant currency measures are provided because management uses this information in monitoring and evaluating the results and underlying business trends of the continuing operations of Constellation Brands and/or in internal goal setting.  In addition, Constellation Brands believes this information provides investors better insight on underlying business trends and results in order to evaluate year-over-year financial performance.  As such, the following items, including any related income tax effect, are excluded from comparable results, when appropriate:  the flow through of inventory step-up associated with acquisitions; accelerated depreciation in connection with certain restructuring activities; other costs incurred in connection with certain restructuring activities; gains and/or losses in connection with the disposal of businesses and/or assets, including assets held for sale; losses on the contractual obligation created by the notification by a shareholder of Ruffino S.r.l. (“Ruffino”) to exercise its option to put its entire equity interest in Ruffino to Constellation Brands; impairments of certain intangible assets; restructuring charges; net gains in connection with the acquisition of the remaining portion of Ruffino; gains in connection with releases from certain contractual obligations; loss on write-off of financing costs; and transaction and related costs associated with pending and completed acquisitions. Constellation Brands acquired the remaining portion of Ruffino on October 5, 2011 and the Mark West wine brand and certain related assets (“Mark West”) on July 16, 2012.  Accordingly, during the indicated periods, organic net sales measures exclude the net sales of Ruffino and Mark West products, as appropriate.  Constant currency measures exclude the impact of year-over-year currency exchange rate fluctuations.

Item 7.01.	Regulation FD Disclosure.

On October 5, 2012, Constellation Brands, Inc. (“Constellation Brands”) issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to Constellation Brands' website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation Brands disclaims any such incorporation by reference.  The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated October 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2012	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated October 5, 2012.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.